DELAWARE-Voyageur

U.S. Government Securities Fund
service and guidance
professional management

1997
Annual
Report

goals

DELAWARE
GROUP
--------

A Commitment
To Our
Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

A TRADITION OF SOUND INVESTING

for current income

U.S. Government Securities Fund's Objective

To seek a high level of current income consistent with prudent investment risk by investing in the following securities:
  *U.S. Treasury bills, notes, bonds and other obligations issued or unconditionally guaranteed by the U.S. government, or otherwise backed by the full faith and credit of U.S. government obligations and repurchase agreements.
  *Mortgage participation certificates guaranteed by the Government National
   Mortgage Association (GNMA).

commitment

-------------------------------------------------------------------------------
November 3, 1997

Dear Shareholder:
While a spectacular U.S. stock market garnered the lion's share of attention in 1997, the bond market also performed well.
        A strong U.S. economy, coupled with low inflation, enabled Delaware-Voyageur U.S. Government Securities Fund to provide an +8.37% total return (for Class A shares at net asset value with distributions reinvested) for the 12 months ended October 31, 1997. This was higher than the Fund's five year average annualized total return of +7.08% as shown on page 9.
        Your Fund's subadviser - Voyageur Asset Management, LLC - takes a value-oriented approach to fixed-income investing. In managing the Fund, the goal is to maximize income while preserving principal by investing only in those securities backed by the full faith and credit of the United States. Of course, shares of the Fund are not guaranteed, like U.S. Treasury securities.

DURING FISCAL 1997, YOUR FUND EMPHASIZED GNMA BONDS, WHICH PROVIDED HIGHER INCOME AND EXPERIENCED LESS PRICE FLUCTUATION THAN U.S. TREASURIES.

        During fiscal 1997, your Fund emphasized GNMA (Government National Mortgage Association) Bonds which provided higher income and experienced less price fluctuation than U.S. Treasuries. We believe the relative price stability of mortgage securities in calendar 1997 has been due to the fact that the Federal Reserve Board needed to raise its short-term interest rate target by only a modest 25 basis points (0.25%) to prevent inflation from accelerating.
        By late spring; however, there were indications that the U.S. economy was slowing from its torrid 5.6% first quarter growth rate. Declining retail sales in the second quarter helped reduce inflation fears. This good news, coupled with Congress' success in reducing the federal budget deficit to the lowest level since the early 1970s, lifted bond prices.

                             1997 annual report                              1

CUMULATIVE TOTAL RETURN
-------------------------------------------------------------------------------
                                                              November 1, 1996
                                                             to October 31, 1997
-------------------------------------------------------------------------------
Delaware-Voyageur U.S. Government Securities Fund A Class          +8.37%
-------------------------------------------------------------------------------
Lipper General U.S. Government Fund Average (179 funds)            +7.99%
Lehman Brothers Government Bond Index                              +8.66%
U.S. Consumer Price Index (Inflation)                              +2.20%
-------------------------------------------------------------------------------

Performance shown above is based on net asset value and assumes reinvestment of all distributions. For Fund performance and expense information for all classes, see page 9. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. Past performance does not guarantee future results.

        Overall, we believe economic growth is likely to remain moderate while interest rate volatility will be relatively muted. We do not believe interest rates will fall sharply enough to substantially increase the risk of mortgage refinancing.
        Since your Fund's inception two weeks after the U.S. stock market crash 10 years ago, equity market returns have substantially outpaced bond market returns, especially during the past three years. Of course, such stellar performance is not guaranteed, and many investors may want to consider a balanced mix of stocks and bonds now that equity market volatility has returned to historical norms.
        We suggest you and your financial adviser review your investment goals and the amount of your portfolio allocated to bonds. Given that our national leaders appear to have made fiscal responsibility a priority, a fund emphasizing U.S. government securities may make sense for an income-oriented investor seeking to reduce his or her risk profile.

Sincerely,

/s/ Wayne A. Stork
Wayne A. Stork
Chairman




/s/ Jeffrey J. Nick
Jeffrey J. Nick
President and Chief Executive Officer

research & discipline

2                              1997 annual report

Introducing Your Fund's Portfolio Manager

On October 6, 1997, Mark L. Simenstad, became senior portfolio manager of Delaware-Voyageur U.S. Government Securities Fund, replacing Jane M. Wyatt. Mr. Simenstad is head of Voyageur Asset Management, LLC's taxable fixed-income group. Mr. Simenstad has 14 years of professional investment experience. Prior to joining Voyageur, he was a vice president/portfolio manager at Investment Advisers, Inc. and an assistant vice president/portfolio manager at the Lutheran Brotherhood, a fraternal organization that offers insurance products and mutual funds.

photo of Mark L. Simenstad

New President and CEO
On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies since October 1996. He joined Lincoln National, Delaware's indirect parent, in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.

                              1997 annual report                             3

Performance Review

Delaware-Voyageur's U.S.
Government Securities Fund seeks to provide an attractive stream of current income consistent with prudent investment risk. We invest solely in Treasuries and government-backed mortgage securities and have historically favored securities with five- to 10-year maturities.
        The Fund's duration of 4.9 years in October 1996 was increased to 5.8 by the end of fiscal 1997 to maximize income potential. Duration measures a bond's sensitivity to interest rate changes. It approximates the percentage of change in a bond or bond fund's price given a 1% change in interest rates. In general, the higher a bond fund's duration, the greater the opportunity for price appreciation when interest rates fall and the greater the price risk when rates rise.
        With the economy expanding at a 5.6% annual rate during the first quarter of 1997, the Federal Reserve raised interest rates modestly on March 25th in order to keep inflation under control. Early in calendar 1997, we expected this move and purchased government issued securities called Treasury Inflation Indexed Securities (TIPs).
        First introduced on January 29, 1997, TIPs are inflation-protected securities whose rates of return are proportional to the rise and fall of the U.S. Consumer Price Index (CPI), the government's barometer of inflation.
        Since January, U.S. inflation has been milder than either we or many economists anticipated. Despite a low unemployment rate, consumer spending has remained at a moderate strategy


PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION CHART
-------------------------------------------------------------------------------
October 31, 1997
                       Treasuries 45%
                        GNMA 55%
                                       October 31,
                                          1997
-------------------------------------------------------------------------------
Average Effective Duration              5.8 years
Average Effective Maturity              9.1 years
Average Quality                            AAA
Thirty-Day Current SEC Yield*             5.32%
Number of Bonds                             39

GNMA                                        55%
Treasuries                                  45%

*For Class A shares measured according to the Securities and Exchange Commission guidelines. For Class B, Class C and the Institutional Class shares, the 30-day SEC current yields as of October 31, 1997, were 4.85%, 4.85% and 5.59% respectively.

4                              1997 annual report
pace. A stronger U.S. dollar has also helped reduce the price of imported goods and services. With inflation fears receding, TIPs underperformed other Treasury securities during the summer of 1997, having a modestly negative affect on your Fund's results. In October, in response to declining inflation and expected lower interest rates, we replaced the Fund's TIPs with STRIPs.
        STRIPs (Separate Trading of Registered Interest and Principal of Securities) are U.S. Treasury securities in which the coupon is separated from the principal, leaving two separate securities. STRIPs have historically performed best when interest rates decline, and we believe we have positioned the Fund to benefit from what we believe will be a combination of a slowdown in economic growth as well as a high level of investor confidence in Washington's ability to manage our nation's finances.
        As of October 31, 1997, approximately 46% of your Fund's net assets were invested in U.S. Treasury securities. Some 5% of net assets were invested in STRIPs with a seven-year average maturity.
        Another action we've taken has been to slightly reduce the Fund's position in mortgages, partly because we believe interest rates may continue to decline in the months ahead. While we value GNMAs (Government National Mortgage Association bonds) for their yields, which are higher than Treasuries with like maturities, lower interest rates typically lead to

WE HAVE POSITIONED THE FUND TO BENEFIT FROM WHAT WE BELIEVE WILL BE A COMBINATION OF A SLOWDOWN IN ECONOMIC GROWTH AS WELL AS A HIGH LEVEL OF INVESTOR CONFIDENCE IN WASHINGTON'S ABILITY TO MANAGE OUR NATION'S FINANCES.


HOW INTEREST RATES AFFECT MORTGAGE PREPAYMENT RISK
-------------------------------------------------------------------------------
If 10-Year U.S. Treasury notes yield....  6.75%   6.15%   5.95%   5.60%   5.25%
Mortgage rates are likely to be.........  7.95%   7.45%   7.25%   6.95%   6.65%
-------------------------------------------------------------------------------
Percentage of homeowners who may
  find mortgage refinancing attractive..   16%     34%     41%     60%     70%

Mortgage rates shown above are an estimate of Federal Home Loan Mortgage Corp. average commitment rates for conventional 30-year fixed-rate first mortgages for a single-family home. Refinancing estimates are as of October 1997. As of October 31, 1997, a 10-year U.S. Treasury note yielded 5.87%.
Source: Bear Stearns.

If bond yields fall substantially, refinancing of mortgages becomes attractive for many homeowners. The chart above shows the percentage of the mortgage securities market at risk of refinancing given various yield levels.

                              1997 annual report                             5

GLOSSARY

TIPs
Treasury Inflation Indexed Securities. TIPs, introduced for the first time on January 29, 1997, are inflation-protected securities whose rates of return are proportional to the rise and fall of the Consumer Price Index (CPI).

GNMA
Government National Mortgage Association. GNMAs are mortgage-backed bonds which consist of pools of individual mortgages issued by either the Veterans Administration (VA) or Federal Housing Administration (FHA).

STRIPs
Separate Trading of Registered Interest and Principal of Securities. STRIPs are Treasury securities in which the coupon is separated from the principal, leaving two separate securities, which may be held by different investors.

increased levels of mortgage refinancing. We wanted to modestly reduce the Fund's risk profile while still capitalizing on GNMA's attractive income potential.
        During fiscal 1997, the Fund's average effective maturity was kept in the intermediate range because we believe this segment of the market has a relatively attractive risk/reward ratio. While a longer average maturity could lead to a higher income payout assuming bonds have equal credit quality, it also means greater price volatility related to interest rate fluctuations.
        The Fund seeks to avoid investing in GNMA securities with a coupon higher than 8%. This reflects our view that a higher coupon, while increasing the Fund's yield, is more likely to erode principal over time. The Fund's average coupon was 7.26% at year's end, and the average bond in the portfolio had a market value that was at a slight discount to face value. Generally, we believe that during a period of falling interest rates, discounted GNMAs are likely to perform better than GNMAs bought at face value or a premium.

IT IS IMPORTANT TO BE MINDFUL OF RISK AND BOND PRICES RELATIVE TO FUNDAMENTAL MEASURES OF VALUE.

6                              1997 annual report

Outlook
We believe two developments during the fall of 1997 may spur increased demand for U.S. government securities from overseas investors: currency and economic problems along the Pacific Rim and gold's loss of luster as an investment. In our opinion, more Asian and European investors will view Treasury bonds as a relatively more stable and attractive alternative to their own country's public and corporate debt. Meanwhile, gold - a global "safe haven" for centuries - has fallen into disfavor as several countries, including Australia and Switzerland, have announced substantial sales of their reserves. Lower gold prices are often correlated with lower interest rates.
        Since the summer, Treasury prices have benefited from Congressional efforts to reduce the federal budget deficit. In our opinion, reduced government borrowing during the past few years has been beneficial for the U.S. economy and government securities prices because:

    1) it has made more capital available for more efficient private sector growth; and,
    2)    it has reduced the supply of new U.S. government debt.

        If inflation remains low and demand for a declining supply of Treasury securities from both U.S. and overseas remains strong, interest rates have the potential to decline in the months ahead. However, we believe long-term rates will not fall significantly below 6% because the U.S. economy remains relatively strong.
        Analyzing short-term interest rate fluctuations will always be a facet of bond investing. Still, we believe it is equally important to be mindful of risk and bond prices relative to fundamental measures of value, and our investment choices in the year ahead will be guided by that philosophy.




Mark L. Simenstad
Senior Portfolio Manager
November 3, 1997

IN OUR OPINION, MORE ASIAN AND EUROPEAN INVESTORS WILL VIEW TREASURY BONDS AS A RELATIVELY MORE STABLE AND ATTRACTIVE ALTERNATIVE TO THEIR OWN COUNTRY'S PUBLIC AND CORPORATE DEBT.

outlook

                              1997 annual report                            7

Two Features of
U.S. Government Securities Fund

HIGH INCOME POTENTIAL

DISTRIBUTIONS FROM A $100,000 INVESTMENT
Inception through October 31, 1997
Total Income = $112,361
Total Capital Gains = $5,903

                           Income                        Capital Gains
Oct. '88                  $ 8,816                       $0
Oct. '89                  $ 9,468                       $0
Oct. '90                  $ 9,891                       $2,398
Oct. '91                  $12,137                       $0
Oct. '92                  $12,138                       $1,213
Oct. '93                  $12,926                       $1,130
Oct. '94                  $12,105                       $1,034
Oct. '95                  $11,501                       $  128
Oct. '96                  $11,890                       $0
Oct. '97                  $11,488                       $0

Chart assumes a $100,000 investment on November 2, 1987, in Class A shares, and includes the effect of a 3.75% front-end sales charge and reinvestment of distributions. Performance for other classes will differ due to different charges and expenses. See page 9 for performance and expense information for all classes. Past performance does not guarantee future results.


Consistently Above-Average Results

RANKING WITHIN LIPPER'S GENERAL U.S. GOVERNMENT FUND AVERAGE
-------------------------------------------------------------------------------
October 31, 1997
                            One Year   Three Years    Five Years    Lifetime
-------------------------------------------------------------------------------
Ranking                       50th         15th           17th         6th
Number of Funds               179          134             78           51

Rankings based on return at net asset value with distributions reinvested and without sales charges for the periods shown above ended October 31, 1997. Past performance does not guarantee future results. Fee waivers were in effect for the time periods shown. Returns would have been lower without the waivers. Source: Lipper Analytical Services.

8                              1997 annual report

U.S. GOVERNMENT SECURITIES FUND'S LIFETIME RESULTS
GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------
November 3, 1987 to October 31, 1997
U.S. Government Securities Fund A Class
Lehman Brothers Government Bond Index
Lipper General U.S. Government Fund Average (48 funds)

                                                                      Lipper General U.S.              Lehman Brothers Government
                      U.S. Government Securities Fund A Class   Government Fund Average (48 funds)              Bond Index
Nov. '87                          $ 9,524                                    $10,000                               $10,000
Oct. '88                          $10,428                                    $10,980                               $10,972
Oct. '89                          $11,390                                    $12,074                               $12,293
Oct. '90                          $12,310                                    $12,697                               $13,022
Oct. '91                          $14,366                                    $14,540                               $14,927
Oct. '92                          $15,899                                    $15,819                               $16,467
Oct. '93                          $18,091                                    $17,711                               $18,627
Oct. '94                          $16,759                                    $16,699                               $17,793
Oct. '95                          $19,673                                    $19,197                               $20,530
Oct. '96                          $20,612                                    $19,974                               $21,579
Oct. '97                          $22,238                                    $21,586                               $23,445

Chart assumes a $10,000 investment made on November 2, 1987, and includes the effect of a 4.75% sales charge and reinvestment of distributions. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


U.S. Government Securities Fund Performance
Average Annual Return Through October 31, 1997
-------------------------------------------------------------------------------
                                            Lifetime    Five Years    One Year
-------------------------------------------------------------------------------
Class A (Est. 11/2/87)
    Excluding Sales Charge                   +8.93%        +7.08%      +8.37%
    Including Sales Charge                   +8.40%        +6.03%      +3.22%
-------------------------------------------------------------------------------
Class B (Est. 6/7/94)
    Excluding Sales Charge                   +7.28%                    +7.59%
    Including Sales Charge                   +6.53%                    +3.59%
-------------------------------------------------------------------------------
Class C (Est. 1/10/95)
    Excluding Sales Charge                   +9.82%                    +7.59%
    Including Sales Charge                   +9.82%                    +6.59%

All returns reflect reinvestment of distributions and the impact of any sales charges as described below. Return and share value will fluctuate with rising and falling interest rates so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. B and C Class results excluding sales charge assume contingent sales charges either did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum sales charge and a 12b-1 fee of 0.25%.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Fee waivers were in effect for the time period shown. Performance would have been lower without the waivers. See pages 12 and 13 for more information.

The average annual total returns for the lifetime and one-year periods ended October 31, 1997, for U.S. Government Securities Fund's Institutional Class (Est. 6/7/94), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were 7.97% and 8.39%.

                              1997 annual report                            9

    Financial Statements
    Delaware - Voyageur
    U.S. Government Securities Fund
    Statement Of Net Assets
    October 31, 1997
    ---------------------------------------------------------------------------

                                              Principal           Market
                                               Amount             Value
                                              ---------           ------
    GOVERNMENT NATIONAL MORTGAGE
      ASSOCIATION OBLIGATIONS - 55.50%
    GNMA 6.50% 2/15/24 to 12/01/27......     $40,328,195        $39,897,807
    GNMA 7.00% 9/15/25 to 3/15/26.......       9,329,396          9,414,167
    GNMA 8.00% 1/15/17 .................          31,413             33,062
    GNMA 10.00% 3/15/16 ................          55,371             61,012
    GNMA II 7.00% 10/20/27..............       6,138,000          6,147,591
    GNMA II 10.00% 12/20/02 ............          54,521             57,571
                                                              -------------
    Total Government National Mortgage
      Association Obligations
      (cost $54,512,361)................                         55,611,210
                                                              -------------

    U.S. TREASURY OBLIGATIONS - 45.98%
    U.S. Treasury Bonds 6.25% 8/15/23 ..       4,400,000          4,410,692
    U.S. Treasury Bonds 7.875% 2/15/21..       5,000,000          5,989,050
    U.S. Treasury Notes 5.625% 11/30/00.         900,000            896,823
    U.S. Treasury Notes 6.00% 7/31/02...       5,200,000          5,246,280
    U.S. Treasury Notes 6.125% 7/31/00..      10,700,000         10,812,884
    U.S. Treasury Notes 6.375% 5/15/00..       1,900,000          1,930,248
    U.S. Treasury Notes 6.50% 8/31/01...       5,500,000          5,637,444
    U.S. Treasury Notes 6.50% 8/15/05...       5,000,000          5,184,500
    U.S. Treasury Notes 8.00% 8/15/99...         100,000            103,937
    U.S. Treasury Notes 8.875% 5/15/00..         500,000            537,425
  * U.S. Treasury Strip 5.23% 11/15/04..       8,000,000          5,318,317
                                                              -------------
    Total U.S. Treasury Obligations
      (cost $45,532,548)................                         46,067,600
                                                              -------------

    TOTAL MARKET VALUE OF SECURITIES OWNED - 101.48%
      (cost $100,044,909)...............................        101,678,810
    LIABILITIES NET OF RECEIVABLES
      AND OTHER ASSETS - (1.48%)........................         (1,482,345)
                                                              -------------
    NET ASSETS APPLICABLE TO 9,451,390 SHARES
      ($0.01 PAR VALUE) OUTSTANDING.....................       $100,196,465
                                                              =============

    NET ASSET VALUE - U.S. GOVERNMENT
      SECURITIES FUND A CLASS
      ($52,212,844 / 4,926,222 shares)..................            $10.60
                                                                   =======

    NET ASSET VALUE - U.S. GOVERNMENT
      SECURITIES FUND B CLASS
      ($2,256,609 / 212,656 shares).....................            $10.61
                                                                   =======

    NET ASSET VALUE - U.S. GOVERNMENT
      SECURITIES FUND C CLASS
      ($137,918 / 13,022 shares)........................            $10.59
                                                                   =======
    NET ASSET VALUE - U.S. GOVERNMENT
      SECURITIES FUND INSTITUTIONAL CLASS
      ($45,589,094 / 4,299,490 shares)..................            $10.60
                                                                   =======

                                                                  Market
                                                                  Value
                                                                  ------
    COMPONENTS OF NET ASSETS AT OCTOBER 31, 1997:
    Common stock, $0.01 par value, 10,000,000,000 shares
      authorized to the Fund with 1,000,000,000 shares
      allocated to U.S. Government Securities Fund A Class,
      1,000,000,000 shares allocated to U.S. Government
      Securities Fund B Class, 1,000,000,000 shares
      allocated to U.S. Government Securities Fund C Class
      and 1,000,000,000 shares allocated to U.S.
      Government Securities Fund Institutional Class..         $102,007,592
    Undistributed net investment income ..............               82,004
    Accumulated net realized loss on investments .....           (3,527,032)
    Net unrealized appreciation on investments .......            1,633,901
                                                              -------------
    Total net assets..................................         $100,196,465
                                                              =============

    NET ASSET VALUE AND OFFERING PRICE FOR U.S.
      GOVERNMENT SECURITIES FUND A CLASS
    Net asset value per share(A)......................              $10.60
    Sales charge (4.75% of offering price or 5.00%
      of amount invested per share)(B)................                0.53
                                                             -------------
    Offering price....................................              $11.13
                                                             =============
    ------------------
    * Zero coupon security. Interest rate disclosed is the effective yield as of the date of acquisition.
    (A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
    (B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for U.S. Government Fund Class A.

                            See accompanying notes

    Delaware - Voyageur
    U.S. Government Securities Fund
    Statement Of Assets And Liabilities
    October 31, 1997

    ASSETS:
    Investments in securities at market
      (cost $100,044,909)................................      $101,678,810
    Cash.................................................           275,597
    Interest receivable..................................           918,127
    Subscriptions receivable.............................           211,419
    Receivable for securities sold.......................        21,138,355
                                                              -------------
    Total assets.........................................       124,222,308
                                                              -------------
    LIABILITIES:
    Liquidations payable.................................         2,713,024
    Payable for securities purchased.....................        21,008,752
    Other accounts payable and accrued expenses..........           304,067
                                                              -------------
    Total liabilities....................................        24,025,843
                                                              -------------
    Total Net Assets.....................................      $100,196,465
                                                              =============

                            See accompanying notes

10                              1997 annual report

    Delaware - Voyageur
    U.S. Government Securities Fund
    Statement Of Operations
    Year Ended October 31, 1997

    INVESTMENT INCOME:
    Interest................................                    $7,662,729

    EXPENSES:
    Management fees.........................      $568,682
    Distribution expense....................       304,689
    Dividend disbursing and transfer agent
      fees and expenses.....................       116,261
    Registration fees.......................        50,928
    Professional fees.......................        28,999
    Accounting fees and salaries............        27,925
    Reports and statements to shareholders..        26,569
    Custodian fees..........................        23,837
    Directors' fees.........................         5,247
    Taxes (other than taxes on income)......         1,200
    Other...................................        18,534
                                             -------------
                                                 1,172,871
    Less expenses absorbed by advisor.......       (92,192)       1,080,679
                                                              -------------

    NET INVESTMENT INCOME...................                      6,582,050
                                                              -------------

    NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS :
    Net realized gain from investment
      transactions .........................                      3,015,506
    Net change in unrealized appreciation
      on investments during the period .....                       (621,669)
                                                              -------------

    NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS........................                      2,393,837
                                                              -------------

    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.......................                     $8,975,887
                                                              =============
                            See accompanying notes

    Delaware - Voyageur
    U.S. Government Securities Fund
    Statement Of Changes In Net Assets

                                                 Year          Four Months        Year
                                                 Ended            Ended           Ended
                                               10/31/97         10/31/96*        6/30/96
                                            ----------------------------------------------
    INCREASE IN NET ASSETS
      FROM OPERATIONS:
    Net investment income ..............      $6,582,050       $2,259,383       $7,374,676
    Net realized gain from investment
      transactions......................       3,015,506          936,151        2,285,055
    Net change in unrealized appreciation
      on investments during the period..        (621,669)       1,370,635       (4,503,029)
                                          --------------   --------------   --------------
    Net increase in net assets
      resulting from operations ........       8,975,887        4,566,169        5,156,702
                                          --------------   --------------   --------------

    DISTRIBUTION TO SHAREHOLDERS
    FROM:
    Net investment income:
      A Class...........................      (3,691,516)      (1,364,201)      (4,281,883)
      B Class...........................        (117,294)         (34,848)         (48,064)
      C Class...........................         (10,330)          (4,027)         (13,726)
      Institutional Class...............      (2,898,335)        (858,567)      (2,789,781)
                                          --------------   --------------   --------------
                                              (6,717,475)      (2,261,643)      (7,133,454)
                                          --------------   --------------   --------------

    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold:
      A Class...........................       7,487,475          861,117        7,330,164
      B Class...........................         593,541          404,912        1,769,115
      C Class...........................           5,505            4,598           91,380
      Institutional Class ..............      13,306,849       10,243,939       15,417,147
    Net asset value of shares issued upon
      reinvestment of dividends from
      net investment income:
      A Class...........................       2,596,190          942,767        2,859,623
      B Class...........................          57,169           11,998           16,287
      C Class...........................           4,390            1,898            5,275
      Institutional Class ..............       2,237,082          595,190        1,796,765
                                          --------------   --------------   --------------
                                              26,288,201       13,066,419       29,285,756
                                          --------------   --------------   --------------
    Cost of shares repurchased:
      A Class...........................     (24,625,528)      (6,075,050)     (16,187,295)
      B Class...........................        (574,860)        (100,618)        (105,794)
      C Class...........................        (109,450)            (600)         (85,799)
      Institutional Class ..............     (20,996,519)      (3,372,008)     (29,486,507)
                                          --------------   --------------   --------------
                                             (46,306,357)      (9,548,276)     (45,865,395)
                                          --------------   --------------   --------------
    Increase (decrease) in net assets
      derived from capital share
      transactions......................     (20,018,156)       3,518,143      (16,579,639)
                                          --------------   --------------   --------------
    NET INCREASE (DECREASE) IN
      NET ASSETS........................     (17,759,744)       5,822,669      (18,556,391)

    NET ASSETS:
    Beginning of period.................     117,956,209      112,133,540      130,689,931
                                          --------------   --------------   --------------
    End of period.......................    $100,196,465     $117,956,209     $112,133,540
                                          ==============   ==============   ==============

    --------------------
    *Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31.

                            See accompanying notes


                              1997 annual report                            11

Delaware - Voyageur
U.S. Government Securities Fund
Financial Highlights
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     U.S. Government Securities
                                                                                             Fund A Class
                                                                          ---------------------------------------------------
                                                                              Year    Four Months     Year      Year     Year
                                                                              Ended      Ended        Ended     Ended    Ended
                                                                          10/31/97(5)  10/31/96(4)   6/30/96   6/30/95  6/30/94
Net asset value, beginning of period....................................     $10.37     $10.16        $10.37    $9.76    $10.99

Income from investment operations:
  Net investment income ................................................       0.59       0.21         0.63      0.62      0.55
  Net realized and unrealized gain (loss) from security transactions ...       0.24       0.21        (0.23)     0.63     (0.94)
                                                                            -------    -------      -------   -------   -------
  Total from investment operations .....................................       0.83       0.42         0.40      1.25     (0.39)
                                                                            -------    -------      -------   -------   -------

Less dividends and distributions:
  Dividends from net investment income..................................      (0.60)     (0.21)       (0.61)    (0.62)    (0.55)
  Distributions from net realized gain on investment transactions ......        _          _            _       (0.02)    (0.29)
                                                                            -------    -------      -------   -------   -------
  Total dividends and distributions.....................................      (0.60)     (0.21)       (0.61)    (0.64)    (0.84)
                                                                            -------    -------      -------   -------   -------
Net asset value, end of period..........................................     $10.60     $10.37       $10.16    $10.37    $ 9.76
                                                                            =======    =======      =======   =======   =======

Total return1...........................................................      8.37%      4.18%        3.88%    13.45%    (3.95%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted)...............................    $52,213    $65,516      $68,442   $75,886   $84,660
  Ratio of expenses to average net assets ..............................      0.93%      0.98%(2,3)   0.97%(3)  0.95%     0.96%
  Ratio of expenses to average net assets prior to expense limitation...      1.01%      0.98%(2)     0.97%     0.95%     0.96%
  Ratio of net investment income to average net assets .................      5.76%      6.03%(2)     6.07%     6.38%     5.10%
  Ratio of net investment income to average net assets prior to expense
    limitation .........................................................      5.68%      6.03%(2)     6.07%     6.38%     5.10%
  Portfolio turnover ...................................................    202.47%     66.29%      145.35%   144.39%   124.38%

--------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for the period ended October 31, 1996, has not been annualized.
(2)  Annualized.
(3) Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(4) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.


12                              1997 annual report

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                U.S. Government Securities Fund                U.S. Government Securities Fund
                                                            B Class                                        C Class
                                       --------------------------------------------------  -----------------------------------------
                                         Year   Four Months  Year     Year   Period From     Year    Four Months  Year   Period From
                                        Ended      Ended     Ended    Ended  6/7/94(2) To   Ended      Ended     Ended 1/10/95(2) To
                                    10/31/97(7) 10/31/96(6) 6/30/96  6/30/95   6/30/94   10/31/97(7) 10/31/96(6) 6/30/96  6/30/95
Net asset value, beginning of period... $10.38   $10.17     $10.38     $9.75    $10.05       $10.36   $10.15     $10.36     $9.48

Income from investment operations:
  Net investment income ...............   0.52     0.18       0.57      0.56      0.01         0.52     0.18       0.55      0.27
  Net realized and unrealized gain (loss)
    from security transactions.........   0.24     0.21      (0.23)     0.65     (0.28)        0.24     0.21      (0.23)     0.88
                                        ------   ------     ------    ------    ------       ------   ------     ------    ------
  Total from investment operations ....   0.76     0.39       0.34      1.21     (0.27)        0.76     0.39       0.32      1.15
                                        ------   ------     ------    ------    ------       ------   ------     ------    ------

  Less dividends and distributions:
    Dividends from net investment income (0.53)   (0.18)     (0.55)    (0.56)    (0.01)       (0.53)   (0.18)     (0.53)    (0.27)
    Distributions from net realized gain
      on investment transactions ......    _        _          _       (0.02)    (0.02)         _        _          _         _
                                        ------   ------     ------    ------    ------       ------   ------     ------    ------

    Total dividends and distributions..  (0.53)   (0.18)     (0.55)    (0.58)    (0.03)       (0.53)   (0.18)     (0.53)    (0.27)
                                        ------   ------     ------    ------    ------       ------   ------     ------    ------


    Net asset value, end of period..... $10.61   $10.38     $10.17    $10.38    $ 9.75       $10.59   $10.36     $10.15    $10.36
                                        ======   ======     ======    ======    ======       ======   ======     ======    ======

    Total return (3)...................  7.59%    3.91%      3.32%    12.90%    (2.68%)       7.60%    3.92%      3.11%    12.73%

    Ratios and supplemental data:
        Net assets, end of period
         (000 omitted)................. $2,257   $2,139     $1,780      $139       $24         $138     $234       $224      $221
        Ratio of expenses to average
         net assets....................  1.67%    1.73%(4,5) 1.46%(5)  1.54%      0.30%(1)    1.68%    1.73%(4,5) 1.70%(5)  1.62%(4)
        Ratio of expenses to average
         net assets prior to expense
         limitation ...................  1.75%    1.73%(4)   1.63%     1.69%      0.30%(1)    1.76%    1.73%(4)   1.70%     1.65%(4)
        Ratio of net investment income
         to average net assets.........  5.02%    5.24%(4)   5.55%     5.56%      0.11%(1)    5.02%    5.26%(4)   5.33%     5.10%(4)
        Ratio of net investment
         income to average net assets
         prior to expense limitation ..  4.94%    5.24%(4)   5.38%     5.41%      0.11%(1)    4.94%    5.26%(4)   5.33%     5.07%(4)
        Portfolio turnover.............202.47%   66.29%    145.35%   144.39%    124.38%     202.47%   66.29%    145.35%   144.39%

--------------------
(1) Ratios presented for the period from June 7, 1994, to June 30, 1994, are not annualized as they are not indicative of anticipated annual results.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than 12 months have not been annualized.
(4)  Annualized.
(5) Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(6) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31.
(7) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

13                              1997 annual report

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   U.S. Government Securities Fund
                                                                                         Institutional Class
                                                                     -------------------------------------------------------------
                                                                          Year       Four Months    Year        Year    Period From
                                                                         Ended          Ended       Ended       Ended  6/7/94(2) to
                                                                      10/31/97(7)    10/31/96(6)   6/30/96     6/30/95    6/30/94
    Net asset value, beginning of period..............................   $10.37         $10.16      $10.37      $9.75      $10.05

    Income from investment operations:
          Net investment income ......................................     0.60           0.21        0.63       0.62        0.01
          Net realized and unrealized gain (loss) from security
            transactions .............................................     0.24           0.21       (0.23)      0.64       (0.28)
                                                                         ------         ------      ------      -----      ------
          Total from investment operations............................     0.84           0.42        0.40       1.26       (0.27)
                                                                         ------         ------      ------      -----      ------

    Less dividends and distributions:
          Dividends from net investment income........................    (0.61)         (0.21)      (0.61)     (0.62)      (0.01)
          Distributions from net realized gain on investment
            transactions .............................................      --             --          --       (0.02)      (0.02)
                                                                         ------         ------      ------      -----      ------
          Total dividends and distributions...........................    (0.61)         (0.21)      (0.61)     (0.64)      (0.03)
                                                                         ------         ------      ------      -----      ------

    Net asset value, end of period ...................................   $10.60         $10.37      $10.16     $10.37       $9.75
                                                                         ======         ======      ======     ======      ======

    Total return(3)...................................................    8.39%          4.17%       3.88%     13.57%      (2.64%)

    Ratios and supplemental data:
          Net assets, end of period (000 omitted).....................  $45,589        $50,066     $41,688    $54,445     $49,898
          Ratio of expenses to average net assets(5)..................    0.93%          0.99%(4,5)  0.97%(5)   0.94%       0.25%(1)

          Ratio of expenses to average net assets prior to expense
            limitation................................................    1.01%          0.99%(4)    0.97%      0.94%       0.25%(1)
          Ratio of net investment income to average net assets........    5.76%          6.00%(4)    6.07%      6.39%       0.16%(1)
          Ratio of net investment income to average net assets
           prior to expense limitation................................    5.68%          6.00%(4)    6.07%      6.39%       0.16%(1)

          Portfolio turnover .........................................  202.47%         66.29%     145.35%    144.39%     124.38%

-----------------------
(1) Ratios presented for the period from June 7, 1994, to June 30, 1994, are not annualized as they are not indicative of anticipated annual results.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for the periods ended October 31, 1996, and June 30, 1994, have not been annualized.
(4)  Annualized.
(5) Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(6) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31.
(7) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.


14                              1997 annual report

  Delaware - Voyageur
  U.S. Government Securities Fund
  Notes To Financial Statements
  October 31, 1997
  -----------------------------------------------------------------------------
  Delaware - Voyageur U.S. Government Securities Fund (the "Fund"), formerly Voyageur U.S. Government Securities Fund, is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and currently offers four classes of shares. The U.S. Government Securities Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Securities Fund B Class carries a back-end deferred sales charge, U.S. Government Securities Fund C Class carries a level load deferred sales charge and U.S. Government Institutional Class has no sales charge. The Fund seeks high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. government.

  1. Fund Reorganization
  On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC would acquire DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment advisor to the Fund, Delaware Distributors, L.P. ("DDLP") became the distributor for the Fund, Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Fund.

  2. Significant Accounting Policies
  The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

  Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

  Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

  Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

  Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

  Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

  Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  3. Investment Management and Other Transactions with Affiliates
  Commencing May 1, 1997, in accordance with the terms of the Investment Management Agreement, the Fund pays DMC, the Investment Manager of the Fund,an annual fee, which is calculated daily at the rate of 0.50% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At October 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $26,844.

  DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.00% of the Fund's average daily net assets attributable to Class A and Institutional Class shares and 1.75% of the Fund's average daily net assets attributable to Class B and Class C shares. In addition, DMC may voluntarily absorb other Fund expenses. Total expenses absorbed by DMC for the six-month period ended October 31, 1997, were $48,842.

  Prior to May 1, 1997, the Funds had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of the Fund at an annual rate of 0.50%. During the period November 1, 1996, to April 30, 1997, Voyageur waived $43,350 of its fees.

  Commencing May 1, 1997, the Fund has engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent, and accounting services agent for the Fund. During the period May 1, 1997, to October 31, 1997, the Fund expensed $32,670 for dividend disbursing and transfer agent services and $20,733 for accounting services. At October 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC for $11,213. Prior to May 1, 1997, the Fund paid a fee to Voyageur for acting as the Fund's dividend disbursing, administrative, and accounting services agent. During the period November 1, 1996, through April 30, 1997, the Fund expensed $83,591 for these services. The Fund was also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend disbursing, administrative, and accounting services.

  Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Fund pays DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to Class A and Institutional Class shares and 1.00%.


                              1997 annual report                           15

  -----------------------------------------------------------------------------
  3. Investment Management and Other Transactions with Affiliates (Continued of the average daily net assets attributable to Class B and Class C shares. For the six- month period ended October 31, 1997, DDLP earned $2,186 for commissions on sales of the Fund A Class shares.

  Prior to May 1, 1997, each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Fund paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A and Institutional Class Shares and 1.00% of the average daily net assets of the Class B and Class C Shares.

  Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are not compensated by the Fund.

  4. Capital Stock
  Transactions in capital stock shares were as follows:
                                           Year      Four Months       Year
                                          Ended         Ended          Ended
                                         10/31/97     10/31/96*       6/30/96
                                      ------------  -------------    --------
    Shares sold:
     A Class..................          726,443        84,718          701,265
     B Class..................           56,888        39,770          170,138
     C Class..................              527           449            8,796
     Institutional Class .....        1,286,857       997,379        1,475,063

    Shares issued upon reinvestment
     of dividends from net
     investment income and net
     realized gains from
     security transactions:
     A Class..................          251,626        92,642          275,527
     B Class..................            5,528         1,177            1,571
     C Class..................              427           187              506
     Institutional Class......          216,860        58,441          173,176
                                     ----------     ---------        ---------
                                      2,545,156     1,274,763        2,806,042
                                     ----------     ---------        ---------
    ------------------------
    * Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31.


    Shares repurchased:
     A Class..................       (2,371,057)     (595,352)      (1,556,383)
     B Class..................          (55,886)       (9,851)         (10,038)
     C Class..................          (10,563)          (59)          (8,540)
     Institutional Class......       (2,030,915)     (330,989)      (2,794,116)
                                     ----------     ---------        ---------
                                     (4,468,421)     (936,251)      (4,369,077)
                                     ----------     ---------        ---------
    Net Increase (Decrease)...       (1,923,265)      338,512       (1,563,035)
                                     ==========     =========        =========

  5. Investments
  During the year ended October 31, 1997, the Fund made purchases of $231,752,575 and sales of $249,376,180 of long-term U.S. government securities.

  At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $100,131,949.

  At October 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $1,546,861 of which $1,580,490 related to unrealized appreciation of securities and $33,629 related to unrealized depreciation of securities.

  For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997, of $3,439,992 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in the years 2002 through 2003.

  6. Concentration of Credit Risk
  The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

  -----------------------------------------------------------------------------
  Delaware - Voyageur
  U.S. Government Securities Fund
  Report of Independent Auditors
  -----------------------------------------------------------------------------
  To the Shareholders and Board of Directors
  Delaware - Voyageur
  U.S. Government Securities Fund

  We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware - Voyageur U.S. Government Securities Fund as of October 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the periods ended June 30, 1996, through October 31, 1996, and the financial highlights for the periods ended June 30, 1994, through October 31, 1996, were audited by other auditors whose report dated December 6, 1996, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by corresp ondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware - Voyageur U.S. Government Securities Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                /s/ Ernst & Young LLP


  Philadelphia, Pennsylvania
  December 4, 1997


16                              1997 annual report

This annual report is for the information of U.S. Government Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for U.S. Government Securities Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors
Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated Officers
David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Group of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors & officers

-------------------------------------------------------------------------------

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

Subadviser
Voyageur Asset Management, L.L.C.
Minneapolis, MN

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current U.S. Government Securities Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
---------
Philadelphia o London

Printed in the USA on
recycled paper